Annex 2

ASSIGNMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned has sold and assigned, and by these presents hereby sells and assigns unto:

Company Name:         "Dynamic Applications Corp"
Address:                      113 Barksdale Professional Center. Newark, Delaware, County of
                                    New Castle. Zip Code 19711

(hereinafter: ASSIGNEE) all right; title, interest, and possession in and to his invention relating to:

"Electromagnetic percussion device". No: 5,497,555

including., without limitation, all applications for patents, utility models. and designs which may hereafter be filed for said invention in any country or countries foreign to the United States, together with the right to file such applications and the right to claim for the same the priority rights derived from said United States application under the Patent Laws of the United Slates, the International Convention for the Protection of Industrial Property, or any other international agreement or the domestic laws of the country in which any such application is filed, as may be applicable: and all forms of industrial property protection, including, without limitation, patents: utility models, inventors' certificates and designs which may be granted for said invention in any country or countries foreign to the United States and all extensions, renewals and reissues thereof.

Each of the undersigned hereby authorizes and requests the Commissioner of Patents and Trademarks to issue any and all Letters Patent to said ASSIGNEE, its successors or assigns in accordance herewith.

Each of the undersigned warrants and covenants that he has the full and unencumbered right to sell and assign the interests herein sold and assigned and that he has not executed and will not execute any document or instrument in conflict herewith.

Each of the undersigned further covenants and agrees he will communicate to said ASSIGNEE., its successors, legal representatives or assigns all information known to him relating to said invention or patent application and that he will execute and deliver any papers, make all rightful oaths, testify in any legal proceeding and perform all other lawful acts deemed necessary or desirable by said ASSIGNEE, its successors, lega1 representatives or assigns to perfect title to said invention, to said application including divisions and continuations thereof and to any and all Letters Patent which may be granted therefore or thereon, including reissues or extensions. in said ASSIGNEE, its successors or assigns or to assist said ASSIGNEE, its successors, legal representatives or assigns in obtaining, reissuing or enforcing Letters Patent in the United States for said invention.

Name: Appelfeld Zer Fisher
By: Ilanit Appelfed, Senior Partner
/s/: Ilanit Appelfeld